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                                                                   Exhibit 10.21


                                 P A R E X E L
                                 INTERNATIONAL

                                                        Mr. Ashley FOX
                                                        To:  Mrs. Paule DAPRES



                                                        PARIS, December 15, 1997


Dear Mrs. DAPRES,

On behalf of PAREXEL International France and our parent company, I am pleased to confirm in writing the new position you have occupied in the group since July, 1997.

Your new position is to handle the global management of clinical research operations.

Your title is "Senior Vice President Research Operations Worldwide".

At the end of this assignment, which is for an unlimited term except in the event of a serious or heavy fault on your part, your employer, PAREXEL France International, will assign you a new mission (rank, remuneration) which is equivalent at least to the duties entrusted to your prior to July, 1997.

For the sake of the due form, I would appreciate your returning the duplicate of this letter to me, dated and signed.


in hand: good for approval                   (signature)
      (signature)                            Ashley FOX
                                             Manager



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                    ADDITIONAL CLAUSE TO EMPLOYMENT CONTRACT


BETWEEN:     Mrs. Paule DAPRES
             96, boulevard des Batignolles
             75017 PARIS

AND:         The PAREXEL France International Company
             124-126, rue de Provence
             75008 PARIS
             represented by its Co-Manager, Mr. Ashley FOX

PREAMBLE:

The PAREXEL International Group has expressed the need that Mrs. Paule DAPRES, who is employed by PAREXEL France International, take on the responsibility for the operations of clinical research, for all the group's structures.

This document sets forth the terms & conditions governing this new activity.

THE PARTIES HAVE AGREED AS FOLLOWS:

ARTICLE 1 -- OBJECT

In addition to her duties at PAREXEL France International, since June, 1997, Mrs. Paule DAPRES has had the title of Senior Vice President Research Operations Worldwide.

ARTICLE 2 -- PLACE, FREQUENCY AND TERM OF HER INTERVENTION

Mrs. Paule DAPRES may intervene in all the countries of the world.

Mrs. Paule DAPRES accepts unconditionally the travel which is necessary for the performance of her duties.

This position is granted to her for an unlimited period.

ARTICLE 3 -- REMUNERATION

Each time she travels, Mrs. Paule DAPRES will be granted a bonus to compensate for the constraints inherent in this new activity (time change, distant travel, duration of travel, family & social life, ...).

Three levels of daily bonuses have been established, based on the territory to which she travels:

     - Europe                     FRF 1,200
     - America                    FRF 1,900
     - Asia & Australia           FRF 2,400





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ARTICLE 4 -- DATE OF EFFECT

This additional clause comes into effect at January 1st, 1998.

Signed in Paris, on December 19, 1997


(signature)  in hand: Ashley N. Fox                        (signature)
PAREXEL France International                               Mrs. Paule DAPRES
Manager